UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Preliminary Proxy Statement

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Soliciting Material under §240.14a-12

FARMLAND PARTNERS INC.

(Name of Registrant as Specified In Its Charter)

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March 24, 2021
Dear Fellow Stockholders:
You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Farmland Partners Inc., which will be held at our offices, located at 4600 S. Syracuse Street, Suite 1450, Denver, Colorado 80237, on May 7, 2021, at 8:00 a.m. Mountain Time.
The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
In accordance with U.S. Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Because we are using the Internet, most stockholders will not receive paper copies of our proxy materials. We will instead send our stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. This notice also provides information on how our stockholders may obtain paper copies of our proxy materials if they so choose. We believe the use of the Internet makes the proxy distribution process more efficient and less costly, and helps in conserving natural resources.
The Proxy Statement, the accompanying form of proxy card, the Notice of Annual Meeting of Stockholders and the 2020 Annual Report to Stockholders/Form 10-K are available at http://www.proxyvote.com and may also be accessed through our website at www.farmlandpartners.com under the “SEC Filings” section. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy.
Your vote is important. Please cast your vote as soon as possible over the Internet, by telephone, or by completing and returning the proxy card to ensure that your shares are represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.
On behalf of our Board of Directors and our employees, we thank you for your continued interest in and support of our company. We look forward to seeing you on May 7, 2021.
Sincerely,
Paul A. Pittman
Executive Chairman, President and Chief Executive Officer

FARMLAND PARTNERS INC.
4600 S. Syracuse Street, Suite 1450
Denver, Colorado 80237

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 7, 2021

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Farmland Partners Inc. (the “Company”) will be held at the Company’s offices, located at 4600 S. Syracuse Street, Suite 1450, Denver, Colorado 80237, on May 7, 2021, at 8:00 a.m. Mountain Time, for the following purposes:
(1)
to elect the six director nominees named in the Proxy Statement;

(2)
to ratify the appointment of Plante & Moran, PLLC as our independent registered public accounting firm for our fiscal year ending December 31, 2021;

(3)
to approve, in an advisory (non-binding) vote, the compensation of our named executive officers;

(4)
to approve the Third Amendment and Restatement of the Farmland Partners Inc. 2014 Equity Incentive Plan; and

(5)
to transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) of the Annual Meeting.

The Proxy Statement accompanying this notice describes each of these items of business in detail. The Board of Directors has fixed the close of business on March 15, 2021 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. Accordingly, only stockholders of record at the close of business on March 15, 2021 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the Annual Meeting.
Your vote is important. Whether or not you expect to attend the meeting, please vote via the Internet, by telephone, or complete, date, sign and promptly return the proxy card so that your shares may be represented at the meeting.

By Order of the Board of Directors,
Erica Borenstein General Counsel and Secretary
Denver, Colorado March 24, 2021
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 7, 2021.
This Notice of Annual Meeting of Stockholders, the Proxy Statement, accompanying form of proxy card and our Annual Report to Stockholders/Form 10-K for the fiscal year ended December 31, 2020 are available at www.proxyvote.com.

i

FARMLAND PARTNERS INC.
4600 S. Syracuse Street, Suite 1450
Denver, Colorado 80237

PROXY STATEMENT

ABOUT THE MEETING
Why am I receiving this Proxy Statement?
This Proxy Statement contains information related to the solicitation of proxies for use at our 2020 Annual Meeting of Stockholders, to be held at the Company’s offices, located at 4600 S. Syracuse Street, Suite 1450, Denver, Colorado 80237, on May 7, 2021, at 8:00 a.m. Mountain Time, for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders. This solicitation is made by Farmland Partners Inc. on behalf of our Board of Directors (also referred to as the “Board” in this Proxy Statement). In this Proxy Statement, the terms “we,” “our,” “us” and the “Company” refer to Farmland Partners Inc.
We have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending to our stockholders of record as of the close of business on March 15, 2021, a Notice of Internet Availability of Proxy Materials (the “Notice”) relating to our Annual Meeting of Stockholders. All stockholders of record will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. On or about March 24, 2021, we intend to make this Proxy Statement and accompanying form of proxy card available on the Internet and to mail the Notice to all stockholders entitled to vote at the Annual Meeting. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials, within three business days of such request.
The Notice, this Proxy Statement, accompanying form of proxy card and our Annual Report to Stockholders/Form 10-K for the fiscal year ended December 31, 2020 are available at http://www.proxyvote.com. You are encouraged to access and review all of the important information contained in the proxy materials before voting.
What am I being asked to vote on?
You are being asked to vote on the following proposals:
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Proposal 1 (Election of Directors): The election of the six director nominees named in this Proxy Statement, each for a term expiring at the 2022 annual meeting of stockholders (the “2022 Annual Meeting”);

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Proposal 2 (Ratification of Plante Moran): The ratification of Plante & Moran, PLLC (“Plante Moran”) as our independent registered public accounting firm for our fiscal year ending December 31, 2021;

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Proposal 3 (Advisory Vote on Executive Compensation): The approval (on an advisory basis) of the compensation of our named executive officers;

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Proposal 4 (Approval of the Third Amendment and Restatement of the Farmland Partners Inc. 2014 Equity Incentive Plan): The approval of the third amendment and restatement of the Farmland Partners Inc. 2014 Equity Incentive Plan (the “Third Amendment and Restatement”); and

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To transact any other business that may properly come before the Annual Meeting or any adjournment(s) or postponements of the Annual Meeting.

What are the Board’s voting recommendations?
The Board recommends that you vote as follows:
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Proposal 1 (Election of Directors): “FOR” each of the Board nominees for election as directors.

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Proposal 2 (Ratification of Plante Moran): “FOR” the ratification of Plante Moran as our independent registered public accounting firm for our fiscal year ending December 31, 2021.

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Proposal 3 (Advisory Vote on Executive Compensation): “FOR” the approval of the compensation of our named executive officers.

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Proposal 4 (Approval of the Third Amendment and Restatement): “FOR” the approval of the Third Amendment and Restatement.

Who is entitled to vote at the Annual Meeting?
Only holders of record of our common stock, par value $0.01 per share (our “Common Stock”), at the close of business on March 15, 2021, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting. Our Common Stock constitutes the only class of securities entitled to vote at the Annual Meeting.
What are the voting rights of stockholders?
Each share of our Common Stock outstanding on the Record Date entitles its holder to cast one vote on each matter to be voted on.
No dissenters’ rights are provided under the Maryland General Corporation Law, our charter or our bylaws with respect to any of the proposals described in this Proxy Statement.
Who can attend the Annual Meeting?
All holders of our Common Stock at the close of business on the Record Date (March 15, 2021), or their duly appointed proxies, are authorized to attend the Annual Meeting. Admission to the meeting will be on a first-come, first-served basis. If you attend the meeting, you may be asked to present valid photo identification, such as a driver’s license or passport, before being admitted. Cameras, recording devices and other electronic devices will not be permitted at the meeting. For directions to the Annual Meeting, contact our General Counsel and Secretary at (720) 452-3100.
Please also note that if you are the beneficial owner of shares held in “street name” (that is, through a bank, broker or other nominee), you will need to bring a copy of the brokerage statement reflecting your share ownership as of the Record Date.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Many stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
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Stockholder of record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record of those shares and the Notice is being sent directly to you by us.

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Beneficial owner of shares held in street name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the Notice is being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote your shares and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you bring with you a legal proxy from the organization that holds your shares.

What will constitute a quorum at the Annual Meeting?
The presence at the meeting, in person or by proxy, of the holders of a majority of our Common Stock outstanding on the Record Date (March 15, 2021) will constitute a quorum, permitting our stockholders to conduct business at the Annual Meeting. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. As of the Record Date, there were 30,727,317 shares of our Common Stock outstanding.
If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of additional proxies. The chairperson of the Annual Meeting shall have the power to adjourn the Annual Meeting.
What are broker non-votes?
Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the Annual Meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by the New York Stock Exchange (the “NYSE”), the exchange on which shares of our Common Stock are listed. On non-routine matters, nominees cannot vote without instructions from the beneficial owner, resulting in a so-called “broker non-vote.”
Proposal 2 (ratification of Plante Moran) is the only proposal that is considered “routine” under the NYSE rules. If you are a beneficial owner and your shares are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on the ratification of the appointment of Plante Moran as our independent registered public accounting firm for our fiscal year ending December 31, 2021, even if the broker or other nominee does not receive voting instructions from you.
Under NYSE rules, Proposal 1 (Election of Directors), Proposal 3 (Advisory Vote on Executive Compensation) and Proposal 4 (Approval of the Third Amendment and Restatement) are considered “non-routine” proposals. Consequently, if you do not give your broker or other nominee voting instructions, your broker or other nominee will not be able to vote on these proposals, and broker non-votes may exist with respect to the election of directors, the advisory vote on executive compensation and the advisory vote on the frequency of holding an advisory vote on executive compensation.
How many votes are needed for the proposals to pass?
The proposals to be voted on at the Annual Meeting have the following voting requirements:
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Proposal 1 (Election of Directors): Directors are elected by plurality vote. There is no cumulative voting in the election of directors. Therefore, the six director nominees receiving the highest number of “FOR” votes will be elected. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

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Proposal 2 (Ratification of Plante Moran): The affirmative vote of a majority of the votes cast once a quorum has been established is required to ratify the appointment of Plante Moran as our independent registered public accounting firm for our fiscal year ending December 31, 2021. For purposes of the vote on the ratification of Plante Moran as our independent registered public accounting firm, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

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Proposal 3 (Advisory Vote on Executive Compensation): The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. For purposes of the advisory vote on executive compensation, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

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Proposal 4 (Approval of the Third Amendment and Restatement): The affirmative vote of a majority of the votes cast once a quorum has been established is required to approve the Third Amendment and Restatement. For purposes of the vote on the approval of the Third Amendment and Restatement, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. To satisfy the voting requirement under Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”), the proposal must be approved by a majority of the votes cast on the proposal.

Will any other matters be voted on?
As of the date of this Proxy Statement, we are not aware of any matters that will come before the Annual Meeting other than those disclosed in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by the Board, or, if no such recommendation is given, in the discretion of the proxy holders.
How do I vote?
If you are a registered stockholder as of the Record Date, you may submit your proxy by U.S. mail, Internet or telephone by following the instructions in the Notice. If you requested a paper copy of the proxy materials, you also may submit your completed proxy card by mail by following the instructions included with your proxy card. The deadline for submitting your vote by Internet or telephone is 11:59 a m. Eastern Time on May 6, 2021, which is the day before the Annual Meeting. The designated proxy holders named in the proxy card will vote according to your instructions. You may also attend the Annual Meeting and vote in person.
If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with the Notice. Follow the instructions on the Notice to access our proxy materials and vote by Internet or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares.
If you sign and submit your proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Board’s recommendations specified above under “What are the Board’s voting recommendations?” and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Annual Meeting.
If I plan to attend the Annual Meeting, should I still vote by proxy?
Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you send in your proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. Written ballots will be available at the meeting for stockholders of record. Beneficial owners of shares held in street name who wish to vote in person at the Annual Meeting must request a legal proxy from the organization that holds their shares and bring that legal proxy to the Annual Meeting.
How are proxy card votes counted?
If the proxy card is properly signed and returned to us, and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: “FOR” the election of all nominees for the Board named in this Proxy Statement; “FOR” the ratification of the appointment of Plante Moran as our independent registered public accounting firm for the fiscal year ending December 31, 2021; “FOR” the approval of the compensation of our named executive officers; “FOR” the approval of the Third Amendment and Restatement and as recommended by our Board with regard to any other matters that may properly come before the Annual Meeting, or, if no such recommendation is given, in their own discretion.

May I revoke my vote after I return my proxy card?
Yes. You may revoke a previously granted proxy and change your vote at any time before the taking of the vote at the Annual Meeting by (i) filing with our General Counsel and Secretary a written notice of revocation or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person.
Who pays the costs of soliciting proxies?
We will pay the costs of soliciting proxies, including preparation and mailing of the Notice, preparation and assembly of this Proxy Statement, the proxy card and the Annual Report to Stockholders/Form 10-K for the fiscal year ended December 31, 2020, coordination of the Internet and telephone voting process, and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares of our Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by Internet and mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers or other regular employees.
You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

PROPOSAL 1: ELECTION OF DIRECTORS
The Board is currently comprised of six directors, all of whom have terms expiring at the Annual Meeting. The nominees, all of whom are currently serving as directors of the Company, have been recommended by the Board for re-election to serve as directors for one-year terms until the 2022 Annual Meeting and until their successors are duly elected and qualify. Based on its review of the relationships between the director nominees and the Company, the Board has affirmatively determined that the following directors are “independent” directors under the listing rules of the NYSE and under applicable rules of the Securities and Exchange Commission (the “SEC”): Messrs. Chris A. Downey, Joseph W. Glauber, John A. Good and Thomas P. Heneghan and Ms. Toby O’ Rourke.
The Board knows of no reason why any nominee would be unable to serve as a director. If any nominee is unavailable for election or service, the Board may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board. Under these circumstances, the Board may also, as permitted by our bylaws, decrease the size of the Board.
Nominees for Election for a One-Year Term Expiring at the 2022 Annual Meeting
The following table sets forth the name and age of each nominee for director, indicating all positions and offices with us currently held by the director.
Name	Age(1)	Title	Director Since
Chris A. Downey	70	Independent Director	2014
Joseph W. Glauber	67	Independent Director	2015
John A. Good	63	Independent Director	2018
Thomas P. Heneghan	57	Independent Director	2020
Toby L. O’Rourke	43	Independent Director	2021
Paul A. Pittman	58	Executive Chairman, President and Chief Executive Officer	2014

(1)
Age as of March 24, 2021

Set forth below are descriptions of the backgrounds and principal occupations of each of our directors, and the period during which he has served as a director.
Chris A. Downey.   Mr. Downey has served as a director since our initial public offering on April 16, 2014. Mr. Downey has over 30 years of experience in land development, financial management and management consulting. Since 1998, Mr. Downey has been a principal at Stirling Development, a real estate development company he co-founded. Mr. Downey previously worked for a private real estate company and directed several large-scale master planned community development projects from acquisition through zoning, entitlement, financing, infrastructure and build-out. Mr. Downey is a former CPA and previously was a management consultant with Arthur Young & Company, where he directed the firm’s financial planning and controls practice in Orange County, California. Mr. Downey also worked in the medical device operations of Fiat S.p.A. in California and Italy in both line and staff positions. Mr. Downey holds a B.A. degree in Chemistry from the University of California at Irvine, and an M.B.A. from the Anderson School of Management at the University of California at Los Angeles.
Based on his demonstrated leadership abilities, extensive experience in the real estate industry and his finance and accounting expertise, we have determined that Mr. Downey should serve as a director.
Joseph W. Glauber.   Dr. Glauber has served as a director since February 2015. Dr. Glauber served as the Chief Economist of the U.S. Department of Agriculture (the “USDA”) from 2008 to 2014 and as Deputy Chief Economist of the USDA from 1992 to 2007. Dr. Glauber has been active in the agriculture industry since the early 1980s and began working for the USDA in 1984. Dr. Glauber is currently a board member for

Agricultural Markets Advisory Council, and he chaired the Federal Crop Insurance Corporation Board of Directors from 2008 to 2014. In addition, he served as the chief U.S. agricultural negotiator in the WTO Doha Round from 2007 to 2009 and served on the President’s Council of Economic Advisors from 1991 to 1992. Dr. Glauber is currently a senior research fellow at the International Food Policy Research Institute, a visiting scholar at the American Enterprise Institute and an adjunct professor at George Washington University. Over the course of his career, has written numerous articles about the agricultural industry that have been published in academic and trade journals. Dr. Glauber received an A.B. in Anthropology from the University of Chicago and a Ph.D. in Agricultural Economics from the University of Wisconsin.
Based on his extensive knowledge of agricultural economics and the agricultural industry as a whole, we have determined that Dr. Glauber should serve as a director.
John A. Good. Mr. Good has served as a director since his appointment to the Board on January 21, 2018. Since October 2018, Mr. Good has served as the Chief Executive Officer of NexPoint Storage Partners, Inc. (formerly, Jernigan Capital, Inc.), a REIT that provides capital to developers of self-storage facilities. Prior to serving as Chief Executive Officer of Jernigan Capital, Inc., Mr. Good served the President and Chief Operating Officer of Jernigan Capital, Inc. and as a director since June 2015. Prior to joining Jernigan Capital, Inc., Mr. Good was a partner and co-head of the REIT practice group of Morrison & Foerster LLP, a global law firm. From 1999 to 2013, Mr. Good was a partner, multi-term executive committee member and head of the REIT practice at the law firm of Bass, Berry & Sims PLC and prior to that was a stockholder and chair of the securities and M&A practice group at the law firm of Baker, Donelson, Bearman, Caldwell and Berkowitz P.C. Mr. Good has over 28 years’ experience working with senior management teams and boards of directors of public companies in the REIT and financial services industries on corporate finance, corporate governance, merger and acquisition, tax, executive compensation, joint venture and strategic planning projects. As a nationally recognized corporate and securities lawyer, he was lead counsel on over 200 securities offerings raising in excess of $25 billion over the past 25 years, with more than 125 of those deals being in the REIT industry. Mr. Good graduated from the University of Memphis with a B.B.A. in accounting, cum laude, in 1980, attained his CPA designation and practiced with a large regional CPA firm until entering University of Memphis School of Law, where he received his J.D with honors in 1987. He has been nationally ranked by Chambers USA as a leading lawyer to the REIT industry and has been active in NAREIT since 1994.
Based on his extensive experience working with public companies in the REIT industry, we have determined that Mr. Good should serve as a director.
Thomas P. Heneghan.   Mr. Heneghan has served as a director since December 2020. Mr. Heneghan has more than 30 years of leadership experience in the real estate industry with a long track-record of identifying opportunities to institutionalize and scale various sectors, domestically and internationally. Mr. Heneghan is currently the Chief Executive Officer of Equity International (EI), a private equity firm focused primarily on investing in real estate and infrastructure operating companies outside the United States. Mr. Heneghan is the founder of Madison Canal and related entities, which serves as an asset manager for institutional investors in a single-family rental business, Home Partners of America (“HPA”), a private REIT. HPA currently manages approximately 16,000 homes across the United States. Mr. Heneghan serves on HPA’s board of directors. Previously, Mr. Heneghan was Chief Executive Officer of Equity Lifestyle Properties (NYSE: ELS), a leading operator of manufactured home communities, RV resorts, and campgrounds in North America. From 1995 through 2013, Mr. Heneghan served in a number of leadership positions at ELS, including as President, Chief Operating Officer, and Chief Financial Officer, and continues to serve as Vice Chairman of ELS’s board of directors. From 1990 to 1995, Mr. Heneghan was with Equity Group Investments (“EGI”), the privately held investment company founded and led by Sam Zell. At EGI, Mr. Heneghan held multiple executive-level positions at Zell-related companies, including Great American Management and Investments, Inc., a publicly traded holding company with subsidiaries in agricultural chemicals and fertilizers, building products and other manufacturing; Capsure Holdings, Inc., a publicly traded insurance company; and Greenberg & Pociask, LLC, the in-house financial services provider to Zell-affiliated companies. Previously, Mr. Heneghan was a financial analyst with Nicor Gas, and he began his career as a staff accountant at Peat Marwick, now part of KPMG. Mr. Heneghan is a senior managing director of Chai Trust Company LLC, which is the trustee of various trusts in which Sam Zell and his family are beneficiaries. Mr. Heneghan is also a member of the Urban Land Institute’s Global Exchange Council. Mr. Heneghan has a B.A. from Augustana College.

Based on his demonstrated leadership abilities, extensive experience in the real estate industry and his finance and accounting expertise, we have determined that Mr. Heneghan should serve as a director.
Toby L. O’Rourke.   Ms. O’Rourke has served as a director since February 2021. She is the President and CEO of Kampgrounds of America, Inc., a privately held hospitality company that is the world’s largest system of private campgrounds with over 500 franchised 35 and company owned locations across North America. KOA, Inc. also owns and operates Terramor Outdoor Resorts, a boutique glamping brand. Ms. O’Rourke has been with KOA, Inc. since 2011 and served in the roles of the Senior Vice President of Marketing and Chief Operations Officer prior to her current executive position. Before KOA, Ms. O’Rourke worked in brand management and digital marketing for Sara Lee Corporation and White Wave Foods from 2007 to 2011. She began her career in technology consulting and software development through positions at Deloitte and STA Group, LLC and Montana State Fund from 2000 to 2007. Ms. O’Rourke has a Master of Business Administration degree from the Kellogg School of Management at Northwestern University and a Bachelor of Arts degree from the University of Notre Dame.
Based on her extensive experience in the real estate industry, we have determined that Ms. O’Rourke should serve as a director.
Paul A. Pittman.   Mr. Pittman has served as our Executive Chairman, President and Chief Executive Officer since our initial public offering in April 2014. From 2008 — 2015, Mr. Pittman farmed approximately 13,000 acres of grain and livestock farm in Illinois and Nebraska. Mr. Pittman served as the Chief Administrative Officer and Executive Vice President of Jazz Technologies, Inc., a semiconductor foundry, from March 2007 to September 2008 and its Chief Financial Officer from February 2007 to September 2008. Mr. Pittman also served as the Principal Accounting Officer of Jazz Technologies, Inc. From December 2004 to March 2006, he served as Partner and Head of Mergers & Acquisitions at ThinkEquity Partners LLC. From April 2000 to January 2003, he served as the President, Chief Executive Officer and Chief Operating Officer of HomeSphere, Inc., an enterprise software company, and TheJobsite.com, which merged into HomeSphere. Before TheJobsite.com, he worked in senior investment banking roles for ten years at Merrill Lynch & Co., and prior to that with Wasserstein Perella Co. From March 1997 to February 2000, he served as Head of Emerging Markets M&A at Merrill Lynch in London, where he was responsible for origination and execution of all M&A business in the region (Eastern Europe, the Middle East, the Former Soviet Union and Africa). Prior to Merrill Lynch & Co., he served as Director of M&A at Wasserstein Perella & Co. in New York and London. Mr. Pittman began his career at Sullivan & Cromwell as an Associate in Mergers and Acquisitions. Mr. Pittman graduated from the University of Illinois with a B.S. degree in Agriculture, received a Masters in Public Policy from Harvard University, and a J.D. with Honors from the University of Chicago Law School.
Based on his knowledge of the Company, its business and properties, his past public company experience, his background in finance and his experience in the real estate industry, including acquiring and managing farmland, we have determined that Mr. Pittman should serve as the Executive Chairman of the Board.
Vote Required and Recommendation
Directors are elected by plurality vote. Therefore, the six individuals with the highest number of affirmative votes will be elected to the six directorships. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES SET FORTH ABOVE.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board, which is composed entirely of independent directors, has appointed Plante Moran as our independent registered public accounting firm for the fiscal year ending December 31, 2021. After careful consideration of the matter and in recognition of the importance of this matter to our stockholders, the Board has determined that it is in the best interests of the Company and our stockholders to seek the ratification by our stockholders of our Audit Committee’s selection of our independent registered public accounting firm. A representative of Plante Moran will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Vote Required and Recommendation
The affirmative vote of the holders of a majority of all the votes cast at the Annual Meeting with respect to the matter is necessary for the approval of the ratification of the appointment of Plante Moran as our independent registered public accounting firm for the fiscal year ending December 31, 2021. For purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Even if the appointment of Plante Moran as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change that appointment at any time during the year should it determine such a change would be in our and our stockholders’ best interests. In the event that the appointment of Plante Moran is not ratified, the Audit Committee will consider the appointment of another independent registered public accounting firm, but will not be required to appoint a different firm.
THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF PLANTE MORAN PLLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.
Audit and Non-Audit Fees for 2020 and 2019
Our consolidated financial statements for the fiscal years ended December 31, 2020 and 2019 have been audited by Plante Moran, which served as our independent registered public accounting firm for those years.
The following table summarizes the fees billed by Plante Moran for services performed for the Company for the fiscal years ended December 31, 2020 and 2019, respectively:
	Year Ended December 31, 2020	Year Ended December 31, 2019
Audit Fees(1)	$379,546	$484,726
Audit-Related Fees(2)	0	4,750
Tax Fees	—	—
Total	$379,546	$489,476

(1)
Audit Fees for 2020 and 2019 include actual fees for the 2020 and 2019 audits, reviews of our Quarterly Reports on Form 10-Q, additional services associated with our securities offerings and registration statements and the issuance of comfort letters and consents.

(2)
Audit-Related fees for 2019 consist of fees related one of our ongoing litigation matters

Pre-Approval Policies and Procedures
The Audit Committee’s policy is to review and pre-approve, either pursuant to the Company’s Audit and Non-Audit Services Pre-Approval Policy (the “Pre-Approval Policy”) or through a separate pre-approval by the Audit Committee, any engagement of the Company’s independent auditor to provide any audit-related and non-audit services to the Company. Pursuant to the Pre-Approval Policy, which the Audit

Committee reviews and reassesses periodically, a list of specific services within certain categories of services, including audit, audit-related and tax services, are specifically pre-approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by us for each category of pre-approved services. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. In addition, the Audit Committee may delegate authority to its chairperson to pre-approve engagements for the performance of audit-related and non-audit services. Additionally, all audit-related and non-audit services in excess of the pre-approved fee level, whether or not included on the pre-approved list of services, must be separately pre-approved by the Audit Committee. The Audit Committee has delegated authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services, for which the estimated cost for such services shall not exceed $100,000 in the aggregate for any calendar year. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting and provide a description of the terms of the engagement. During the year ended December 31, 2020, all of the services provided by Plante Moran other than the audit-related services in connection with one of our ongoing litigation matters were pre-approved under the Pre-Approval Policy.

CORPORATE GOVERNANCE AND BOARD MATTERS
We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:
•
the Board is not classified, with each of our directors subject to re-election annually;

•
five of our six directors are “independent” within the meaning of the listing standards of the NYSE;

•
all of our standing Board committees are comprised solely of independent directors;

•
we have opted out of the business combination and control share acquisition statutes in the Maryland General Corporation Law;

•
we do not have a stockholder rights plan; and

•
we have appointed a lead independent director.

Our directors stay informed about our business by attending meetings of the Board and its committees and through supplemental reports and communications. Our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.
Other Governance Enhancements
Our Board has undertaken a series of actions to strengthen our corporate governance, including the following:
•
we have adopted stock ownership guidelines, which require the CEO to own Common Stock worth four times his base salary and non-employee directors to own Common Stock having an aggregate value of $100,000. Compliance with the stock ownership guidelines is measured on December 31 of each year, based on the average closing price of a share of our Common Stock for the preceding fiscal year. As of December 31, 2019, our CEO and four of our five non-employee directors were in compliance with the stock ownership guidelines. Each participant must meet the applicable ownership requirement within the later of (i) December 31, 2022 and (ii) the date the CEO or non-employee director became subject to the guidelines; and

•
we have made certain amendments to our Corporate Governance Guidelines, our Policy on Inside Information and Insider Trading, our Code of Business Conduct, our Whistleblower Policy and our Nominating and Corporate Governance Committee Charter, which include certain provisions that have strengthened our corporate governance.

Role of the Board in Risk Oversight
One of the key functions of the Board is informed oversight of our risk management process. The Board administers this oversight function directly, with support from its three standing committees — the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee — each of which addresses risks specific to their respective areas of oversight. In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
Board Committees
Our Board of Directors has established three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The principal functions of each committee are described below. We comply with the listing requirements and other rules and regulations of the NYSE, as amended or modified from time to time, and each of these committees is comprised exclusively of independent directors. Additionally, our Board of Directors may from time to time establish certain other committees to facilitate the management of our company.
The table below provides membership information for each of the Board committees as of the date of this Proxy Statement:
Member	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Chris A. Downey*	X (chair)	X	X
Joseph W. Glauber	X	X	X(chair)
John A. Good	X	X (chair)	X

*
Audit committee financial expert and lead independent director.

Audit Committee
The Audit Committee is comprised of Mr. Downey, Dr. Glauber and Mr. Good. Mr. Downey, the chairman of the Audit Committee, qualifies as an “audit committee financial expert” as that term is defined by the applicable SEC regulations. The Board has determined that each of the directors serving on our Audit Committee is “independent” within the meaning of the applicable rules of the SEC and the NYSE listing standards. We have adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including oversight related to:
•
our accounting and financial reporting processes;

•
the integrity of our consolidated financial statements and financial reporting process;

•
our systems of disclosure controls and procedures and internal control over financial reporting;

•
our compliance with financial, legal and regulatory requirements;

•
the evaluation of the qualifications, independence and performance of our independent registered public accounting firm;

•
the performance of our internal audit function; and

•
our overall risk profile.

The Audit Committee also is responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls.
During the fiscal year ended December 31, 2020, the Audit Committee met six times, including telephonic meetings.
Compensation Committee
The Compensation Committee is comprised of Mr. Downey, Dr. Glauber, and Mr. Good, with Mr. Good serving as chairman. The Board has determined that each of the directors serving on our Compensation Committee is “independent” within the meaning of the applicable rules of the SEC and the NYSE listing standards. We have adopted a Compensation Committee charter, which details the principal authority and functions of the Compensation Committee, including:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration of our chief executive officer based on such evaluation;

•
reviewing and approving the compensation of all of our other officers;

•
reviewing our executive compensation policies and plans;

•
implementing and administering our incentive compensation equity-based remuneration plans;

•
assisting management in complying with our proxy statement and annual report disclosure requirements;

•
to the extent required by applicable SEC rules, producing a report on executive compensation to be included in our annual Proxy Statement; and

•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The Compensation Committee may form and delegate its authority to subcommittees when appropriate.
During the fiscal year ended December 31, 2020, the Compensation Committee met two times, including telephonic meetings.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is comprised of Mr. Downey, Dr. Glauber and Mr. Good, with Dr. Glauber serving as chairman. The Board has determined that each of the directors serving on our Nominating and Corporate Governance Committee is “independent” within the meaning of the applicable rules of the SEC and the NYSE listing standards. We have adopted a Nominating and Corporate Governance Committee charter, which details the principal functions of the Nominating and Corporate Governance Committee, including:
•
identifying and recommending to the full Board qualified candidates for election as directors and recommending nominees for election as directors at the Annual Meeting of stockholders;

•
developing and recommending to the Board corporate governance guidelines and implementing and monitoring such guidelines;

•
reviewing and making recommendations on matters involving the general operation of the Board, including board size and composition, and committee composition and structure;

•
reviewing and reassessing the adequacy of the Company’s charter and bylaws and recommending any revisions to the Board;

•
recommending to the Board nominees for each committee of the Board;

•
annually facilitating the assessment of the Board’s performance as a whole and of the individual directors, as required by applicable law, regulations and the NYSE corporate governance listing standards; and

•
overseeing the Board’s evaluation of management.

In identifying and recommending nominees for directors, the Nominating and Corporate Governance Committee may consider, among other factors, diversity of relevant experience, expertise and background.
During the fiscal year ended December 31, 2020, the Nominating and Corporate Governance Committee met three times.
Director Selection Process
The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to the Board of nominees for election as directors. In accordance with the Nominating and Corporate Governance Committee charter and our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee develops on an annual basis guidelines and criteria for the selection of candidates for directors of the Board. The Nominating and Corporate Governance Committee considers whether a potential candidate for director has the time available, in light of other business and personal commitments, to perform the responsibilities required for effective service on the Board, along with their personal and professional integrity, demonstrated ability and judgement, experience, familiarity with the Company, diversity (of both experience and background) as well as certain other relevant factors.
Applying these criteria, the Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and the Executive Chairman of the Board and Chief Executive Officer as well as stockholders. After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee recommends the nominees for election to the Board. Taking the Nominating and Corporate Governance Committee’s recommendation into consideration, the Board then approves the nominees for election to the Board for stockholders to consider and vote upon at the annual stockholders’ meeting.
On March 2, 2016, we completed the acquisition (the “Forsythe Transaction”) of approximately 22,100 acres of farmland in Illinois from unrelated third-party sellers (the “Forsythe Sellers”) for total consideration comprised of (a) $50.0 million in cash, (b) 2,608,695 OP units valued at $11.50 per OP unit and (c) 117,000 Series A preferred units of limited partnership interest in the Operating Partnership. In connection with the Forsythe Transaction, we and the Forsythe Sellers entered into the Security Holders Agreement to provide the Forsythe Sellers with certain rights. Pursuant to the Security Holders Agreement, until such time that the Forsythe Sellers maintain ownership of less than 10% of the then-outstanding shares of Common Stock (on a fully diluted basis taking into account all outstanding OP units), the Company has agreed to allow Gerald R. Forsythe, as representative of the Forsythe Sellers, to nominate one director to the Board. Mr. Forsythe appointed John C. Conrad as the Forsythe Seller’s designated member of the Board on March 27, 2016.
On August 28, 2017, Mr. Conrad resigned from the Board due to personal reasons. As of March 15, 2021, the Forsythe Sellers collectively owned 21.42% of the combined number of outstanding shares of Common Stock and OP Units on a fully diluted basis, including Series A Preferred Units, and pursuant to the terms of the Security Holders Agreement, Mr. Forsythe is entitled to nominate one new director to the Board, which as of the date of this filing he has not done. However, in the event that Mr. Forsythe gives notice of intention to nominate a director to the Board in accordance with his rights under the Security Holders Agreement, we will be obligated, subject to certain conditions, to elect such nominee to the Board.
On December 7, 2020, in connection with the Company’s stock purchase agreement with Good Seed Capital, LLC, the size of the Board was increased from four directors to five directors and Thomas Heneghan was elected to the Board to serve until the Annual Meeting and until his successor is duly elected and qualified.
On February 11, 2021, the Board voted to increase the size of the Board from five to six directors and Toby O’Rourke was elected to the Board to serve until the Annual Meeting or until her successor is duly elected and duly qualified.
Stockholders wishing to recommend individuals for consideration as directors must follow the procedures described in Article II, Section 11 of the Company’s bylaws, including (among other requirements) the giving of written notice of the nomination to our Secretary no later than 120 days prior to the first anniversary of the date of the proxy statement for the previous year’s annual meeting. The stockholder’s notice must set forth as to each nominee all information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, if the candidate had been nominated by or on behalf of the Board. Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates. See “Other Matters — Stockholder Proposals and Nominations for the 2022 Annual Meeting.”
Code of Business Conduct and Ethics
The Board has established a code of business conduct and ethics that applies to our officers, directors and employees. Among other matters, our code of business conduct and ethics is designed to deter wrongdoing and to promote:

•
honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•
full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•
compliance with applicable laws, rules and regulations;

•
prompt internal reporting of violations of the code to appropriate persons identified in the code; and

•
accountability for adherence to the code of business conduct and ethics.

Any waiver of the code of business conduct and ethics for our executive officers or directors must be approved by the Board or a committee of the Board, and any such waiver shall be promptly disclosed to stockholders as required by law and NYSE regulations.
Availability of Corporate Governance Materials
Stockholders may view our corporate governance materials, including the charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, our Corporate Governance Guidelines, our Code of Business Conduct and Ethics and our Code of Ethics for Chief Executive Officer and Senior Financial Officers, on our website at www.farmlandpartners.com under “Corporate Information — Governance Documents”, and these documents are available in print to any stockholder who sends a written request to such effect to Farmland Partners Inc., 4600 S. Syracuse Street, Suite 1450, Denver, Colorado 80237, Attention: General Counsel and Secretary. Information on or accessible from our website is not and should not be considered a part of this Proxy Statement.
Independence of Directors
NYSE listing standards require NYSE-listed companies to have a majority of independent board members and a nominating/corporate governance committee, compensation committee and audit committee, each comprised solely of independent directors. Under the NYSE listing standards, no director of a company qualifies as “independent” unless the Board of Directors of the company affirmatively determines that the director has no material relationship with the company (either directly or as a partner, stockholder or officer of an organization that has a relationship with such company).
The Board currently has six directors, five of whom the Board affirmatively has determined, after broadly considering all relevant facts and circumstances, to be “independent” under the listing standards of the NYSE and under applicable rules of the SEC. The Board affirmatively has determined that each of the following directors is independent under these standards: Mr. Downey, Dr. Glauber, Mr. Good, Mr. Heneghan and Ms. O’Rourke.
Mr. Pittman is not independent as he is an executive officer of the Company.
Board Leadership Structure
Combined Executive Chairman and Chief Executive Officer Positions
Mr. Pittman serves as the Executive Chairman of the Board, President and Chief Executive Officer. The Board has reviewed its current leadership structure and has determined that the use of the lead independent director, as described below, along with the combined Executive Chairman and Chief Executive Officer positions, is currently the most appropriate and effective leadership structure for the Company. Mr. Pittman has been involved with the agricultural real estate industry for more than 20 years. As the individual primarily responsible for the day-to-day management of business operations, he is best positioned to chair regular Board meetings as the directors discuss key business and strategic issues. Coupled with a lead independent director, this leadership structure allows the Board to exercise independent oversight and enables the Board to have direct access to information related to the day-to-day management of business operations.

Lead Independent Director
The Board believes that its governance structure ensures a strong, independent Board even though the Board does not have an independent Chairman. To strengthen the role of our independent directors and encourage independent Board leadership, the Board also has established the position of lead independent director, which currently is held by Mr. Downey. The responsibilities of the lead independent director include, among others:
•
presiding at all meetings of the Board at which the Chairman of the Board is not present;

•
scheduling meetings of the independent directors from time to time, but not less than twice a year;

•
developing the agendas for, and presiding at, executive sessions of the independent directors of the Board;

•
communicating the sense of the Board to the Chief Executive Officer of the Company;

•
assisting the Chairman of the Board to review and set the agenda and schedule for each of the Board’s meetings, including bringing to the attention of the Chairman of the Board particular issues for the Board’s attention and consideration and assuring there is sufficient time for discussion of all agenda items;

•
assisting in improving the effectiveness of Board meeting;

•
assisting the Chairman of the Board in the review and approval of information and materials to be sent to the Board, including in particular providing input as to the quality, quantity and timeliness of the information submitted by the Company’s management that is necessary or appropriate for the independent directors to effectively and responsibly perform their duties; and

•
coordinating with committee heads with respect to committee self-evaluations.

Board and Committee Meetings
During the fiscal year ended December 31, 2020, the Board met eight times including telephonic meetings. Each director then serving attended at least 75% of the applicable Board meetings and committee meetings during this time.
Annual Meeting Attendance
Pursuant to the policy set forth in our Corporate Governance Guidelines, each director is expected to attend the Annual Meeting, which may be satisfied either in person or by remote communication. Each director then serving attended our 2020 annual meeting of stockholders.
Executive Sessions of Non-Management Directors
Pursuant to our Corporate Governance Guidelines and the NYSE listing standards, in order to promote open discussion among non-management directors, our non-management directors meet in executive sessions without management participation regularly. The lead independent director presides at these sessions.
Communications with the Board
Stockholders and other interested parties may communicate with the Board by sending written correspondence to the “Lead Independent Director” c/o the General Counsel and Secretary of Farmland Partners Inc., 4600 S. Syracuse Street, Suite 1450, Denver, Colorado 80237, who will then directly forward such correspondence to the lead independent director. The lead independent director will decide what action should be taken with respect to the communication, including whether such communication should be reported to the full Board.
Director Compensation
As compensation for serving on the Board, each of our independent directors receives an annual fee of $30,000 and an additional $2,000 for each regularly scheduled Board meeting attended in person and $500 for each regularly scheduled Board meeting attended by telephone. Each of our independent directors also receives $500 for each quarterly committee meeting attended in person and $250 for each quarterly committee meeting attended by telephone. The independent directors do not receive the fee if the committee does not meet in a certain quarter. The chairman of each of the Audit, Compensation and Nominating and Corporate Governance Committees receives an additional annual fee of $8,000, $5,000 and $3,500, respectively, and the lead independent director receives an additional annual fee of $8,000. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings. Mr. Pittman does not receive any additional compensation for his service on the Board.
The following provides compensation information pursuant to the scaled disclosure rules applicable to emerging growth companies under SEC rules and the JOBS Act.
Director Compensation Table
The following table provides information on the compensation of our directors for the fiscal year ended December 31, 2020, other than Mr. Pittman, who received no separate compensation for his service as a director. For information related to the compensation of Mr. Pittman, please refer to “Compensation of Executive Officers — Summary Compensation Table.”
Name	Fees Paid in Cash	Awards(1)	Stock Compensation(2)	All Other Total
Chris A. Downey	$50,750	$25,000	$738.95	$76,488.95
Joseph W. Glauber	$38,250	$25,000	$738.95	$63,988.95
John A. Good	$39,750	$25,000	$972.40	$65,722.40
Thomas P. Heneghan(3)	—	—	—	—
Toby L. O’Rourke(4)	—	—	—	—

(1)
Represents the aggregate grant date fair value of restricted shares of Common Stock granted on February 27, 2020 computed in accordance with FASB ASC Topic 718.

(2)
Represents the dollar value of dividends paid on unvested restricted stock awards.

(3)
Mr. Heneghan did not join the Board until December 2020 and therefore did not receive any compensation in 2020.

(4)
Ms. O’Rourke was elected to the Board in 2021 and therefore did not receive any compensation in 2020.

EXECUTIVE OFFICERS
The following table sets forth information concerning our executive officers. Executive officers are elected annually by the Board and serve at the Board’s discretion.
Name	Age(1)	Title
Paul A. Pittman	58	Executive Chairman, President and Chief Executive Officer
Luca Fabbri	52	Chief Financial Officer and Treasurer
Erica Borenstein	51	General Counsel and Secretary

(1)
Age as of March 24, 2021

Set forth below is a description of the background of our Chief Financial Officer and Treasurer, Luca Fabbri, and our General Counsel and Secretary, Erica Borenstein. Mr. Pittman’s background is described above under “Proposals to be Voted On — Proposal 1: Election of Directors.”
Luca Fabbri.   Mr. Fabbri has served as our Chief Financial Officer and Treasurer since the founding of our company. From November 2011 until 2014, Mr. Fabbri served as the Senior Vice President and Chief Operating Officer of American Agriculture. Mr. Fabbri was a founder of Co3 Systems Inc., an enterprise software company in Cambridge, MA, and served as its Vice President of Engineering from January 2010 to October 2011. From January 2003 to September 2012, Mr. Fabbri was a consultant with Elk Creek Ventures Inc., providing consulting services in technology, finance and corporate development. From April 2000 to December 2002, Mr. Fabbri served as Head of Corporate Development for Jazz Technologies, Inc. Mr. Fabbri also founded Thejobsite.com, a software company, and served as its Senior Vice President and Chief Financial Officer from April 2000 to December 2002. From August 1997 to January 2000, Mr. Fabbri was an Associate in mergers and acquisitions in the London office of Merrill Lynch & Co. Mr. Fabbri began his career in Italy as a technology and operations consultant. Mr. Fabbri has a B.S. with Honors in Economics from the University of Naples (Italy) and a M.B.A. in Finance from the Massachusetts Institute of Technology.
Erica Borenstein.   Ms. Borenstein has served as our General Counsel and Secretary since 2016. Since 2018, she has also served as a Director for the Davis Phinney Foundation, which provides tools, resources and inspiration as well as fund research on exercise, speech, movement and other factors that affect people with Parkinson’s. From 2008 to 2015, Ms. Borenstein served as the General Counsel and Vice President of International Sales and Distribution of Newton Running Company, Inc., a manufacturer and marketer of performance running shoes and apparel based in Boulder, Colorado. From 2001 to 2007, Ms. Borenstein served as Chief Counsel of the Broadband Services Division for CSG Systems, Inc., a multinational corporation headquartered in Englewood, Colorado that provides business support systems software and services. Prior to joining CSG Systems, Inc., Ms. Borenstein worked as an attorney in private practice. Ms. Borenstein has a B.A. in Political Science from Washington University in St. Louis and a J.D., cum laude, from Boston University School of Law.

COMPENSATION OF NAMED EXECUTIVE OFFICERS
The following provides compensation information pursuant to the scaled disclosure rules applicable to smaller reporting companies under SEC rules.
The compensation of our named executive officers (“NEOs”) consists of a combination of base salary, bonuses and equity-based compensation. Bonus awards for 2020 were determined at the sole discretion of the Compensation Committee based on an assessment of the performance of the NEOs. For 2019, Messrs. Pittman and Fabbri and Ms. Borenstein received cash bonuses in the amount of $477,000, $150,000 and $125,000, respectively, and equity awards with a grant-date fair value of $300,000, $285,000 and $110,000, respectively. For 2020, Messrs. Pittman and Fabbri and Ms. Borenstein received cash bonuses in the amount of $440,000, $125,000 and $85,000, respectively, and equity awards with a grant-date fair value of $450,000, $320,000 and $160,000, respectively. The equity portion of awards is delivered to NEOs in the form of restricted stock, which vests ratably over three years.
The following tables contain certain compensation information for our NEOs in the fiscal years ended December 31, 2020 and 2019. Our NEOs for fiscal years ended December 31, 2020 and December 31, 2019 period consisted of Paul A. Pittman, our Executive Chairman, President and Chief Executive Officer, Luca Fabbri, our Chief Financial Officer and Treasurer, and Erica Borenstein, our General Counsel and Corporate Secretary.
Summary Compensation Table
The following table sets forth a summary of all compensation earned, awarded or paid, as applicable, to our NEOs in the fiscal years ended December 31, 2020 and 2019.
Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	All Other Compensation(3)	Total
Paul A. Pittman	2020	$525,000	$440,000	$300,000	$34,296	$1,299,296
Executive, President and Chief Executive Officer	2019	$477,000	$477,000	$809,580	$40,314	$1,803,894
Luca Fabbri	2020	$300,000	$125,000	$285,000	$15,791	$725,791
Chief Financial Officer and Treasurer	2019	$275,000	$150,000	$247,200	$13,176	$685,376
Erica Borenstein	2020	$200,000	$85,000	$110,000	$4,557	$399,557
General Counsel and Secretary	2019	$180,000	$125,000	$41,196	$2,775	$348,971

(1)
The bonus awards for Mr. Pittman, Mr. Fabbri and Ms. Borenstein, which were determined in the sole discretion of the Compensation Committee, were based on the Compensation Committee’s assessment of the performance of the NEOs in the years shown.

(2)
Represents the aggregate grant date fair value of the stock portion of the annual bonus paid to each NEO, computed in accordance with FASB ASC Topic 718. The stock portion of the bonus award was in the form of restricted shares of Common Stock that vest ratably over three years and is presented in the year in which the stock grant was made, rather than the year such grant was earned.

(3)
Represents dividends paid on unvested shares of restricted stock.

2021 Compensation
The Compensation Committee has approved the grant of restricted shares, vesting ratably over three years, to Mr. Pittman, Mr. Fabbri and Ms. Borenstein worth $450,000, $320,00 and $160,000, respectively. These grants were made in March 2021 and were based on the Compensation Committee’s assessment of the performance of the NEOs in the 2020 fiscal year.
For the fiscal year ending December 31, 2021, the Compensation Committee has approved a base salary for Mr. Pittman of $551,250, a base salary for Mr. Fabbri of $315,000 and a base salary for Ms. Borenstein of $210,000. Bonus awards for 2021 will be determined at the sole discretion of the Compensation Committee based on an assessment of the performance of the NEOs.

Outstanding Equity Awards at Fiscal Year-End December 31, 2019
The following table presents information about our NEO’s outstanding equity awards as of December 31, 2020.
Name	Grant Date	Market Value of Shares That Have Not Vested(1)	Number of Shares That Have Not Vested
Paul A. Pittman	3/5/2018	$224,520.90	25,807(2)
Executive Chairman and Chief Executive Officer	3/15/2019	$759,805.80	87,334(2)
	3/16/2020	$420,288.30	48,309(2)
Luca Fabbri	3/5/2018	$93,559.80	10,754(2)
Chief Financial Officer and Treasurer	3/15/2019	$232,002.90	26,667(2)
	3/16/2020	$399,269.10	45,893
Erica Borenstein	6/13/2016	$15,703.50	1,805(3)
General Counsel and Secretary	2/12/2018	$11,692.80	1,344(2)
	3/15/2019	$38,662.80	4,444(2)
	3/16/2020	$154,103.10	17,713(2)

(1)
Market value reflects the number of restricted shares multiplied by $8.70 per share, which was the closing price of our Common Stock on the NYSE on December 31, 2020.

(2)
Represents the unvested portion of shares of restricted stock granted under our Second Amended and Restated 2014 Equity Incentive Plan, all of which vest ratably on the first three anniversaries of the date of grant.

(3)
Represents the unvested portion of shares of restricted stock, all of which vest ratably over the first five anniversaries of the date of grant.

Employment Agreements
On March 9, 2018, we entered into employment agreements with Messrs. Pittman and Fabbri. Those agreements were subsequently amended and restated on December 13, 2018 to make minor clarifying amendments. In connection with their entry into the employment agreements, Messrs. Pittman and Fabbri’s prior employment agreements with the Company were terminated. In addition, on February 6, 2019, we entered into an amended and restated employment agreement with Ms. Borenstein, which replaced her employment agreement dated March 9, 2018 in its entirety. The employment agreements with each of Messrs. Pittman, Fabbri and Ms. Borenstein have initial three-year terms with automatic one-year renewals thereafter, unless the executive or we provide notice of non-renewal to the other party.
The employment agreements provide that:
•
if any of the NEO’s employment is terminated by us for “cause,” by the executive without “good reason,” as a result of a non-renewal of the employment term by the executive, or due to the executive’s death, then we shall pay the executive: (i) all accrued but unpaid wages through the termination date; (ii) all earned and accrued but unpaid bonuses; (iii) all accrued but unused vacation for the year in which the termination occurs through the termination date; and (iv) all approved, but unreimbursed, business expenses;

•
if any NEO’s employment is terminated by us without “cause,” by the executive for “good reason,” as a result of a non-renewal of the employment term by us, or in the event of a change in control, then we shall pay the executive: (i) all accrued but unpaid wages through the termination date; (ii) all accrued but unused vacation for the year in which the termination occurs through the termination date; (iii) all approved, but unreimbursed, business expenses; (iv) all earned and accrued but unpaid bonuses; (v) any COBRA continuation coverage premiums required for the coverage of the executive (and his eligible dependents) under our major medical group health plan, generally for a period of

18 months or, if less, until the executive or his eligible dependent is no longer entitled to COBRA coverage; and (vi) a separation payment equal to the sum of three times (3x) for Mr. Pittman and two times (2x) for Mr. Fabbri and Ms. Borenstein their (A) then-current base salary, (B) the average of the three most recent annual bonuses earned by the executives and (C) the average value of any annual equity award(s) made in connection with the prior three annual grants during the employment term (excluding the initial grant of restricted shares described above, any awards made pursuant to multi-year, at performance or long-term performance program and any other non-recurring awards).
•
if any NEO’s employment is terminated due to the NEO’s “disability,” then we shall pay the executive (or the executive’s estate and/or beneficiaries, as the case may be): (i) all accrued but unpaid wages through the termination date; (ii) all earned and accrued but unpaid bonuses prorated to the date of his disability; (iii) all accrued but unused vacation for the year in which the termination occurs through the termination date; (iv) all approved, but unreimbursed, business expenses; and (v) any COBRA continuation coverage premiums required for the coverage of the executive (or his eligible dependents) under our major medical group health plan, generally for a period of 18 months or, if less, until the executive or his eligible dependent is no longer entitled to COBRA coverage.

Additionally, if the executive’s employment is terminated by us without “cause,” by the executive for “good reason,” or as a result of a non-renewal of the employment term by us, all of the executive’s outstanding unvested equity-based awards (including but not limited to, restricted stock and restricted stock units) will vest and become immediately exercisable and unrestricted, without any action by the Board or any committee thereof.
The executive’s right to receive the payments and benefits described above is subject to their delivery and non-revocation of an effective general release of claims in favor of the Company and compliance with customary restrictive covenant provisions, including, relating to confidentiality, noncompetition, nonsolicitation, cooperation and nondisparagement.
In addition, under the employment agreements, to the extent any payment or benefit would be subject to an excise tax imposed in connection with Section 4999 of the Code, such payments and/or benefits may be subject to a “best pay cap” reduction to the extent necessary so that the executive receives the greater of the (i) net amount of the payments and benefits reduced such that such payments and benefits will not be subject to the excise tax and (ii) net amount of the payments and benefits without such reduction.

EQUITY COMPENSATION PLAN INFORMATION
The following table gives information about shares of our Common Stock that may be issued under our Second Amended and Restated 2014 Equity Incentive Plan as of December 31, 2020.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by stockholders	—	—	248,466
Equity compensation plans not approved by stockholders	—	—	—
Total	—	—	248,466

REPORT OF THE AUDIT COMMITTEE
The Audit Committee is currently composed of Messrs. Downey, Glauber and Good, with Mr. Downey serving as its chairperson. The members of the Audit Committee are appointed by and serve at the discretion of the Board.
One of the principal purposes of the Audit Committee is to assist the Board in the oversight of the integrity of the Company’s financial statements. The Company’s management team has the primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10 K for the fiscal year ended December 31, 2020 with our management.
The Audit Committee also is responsible for assisting the Board of Directors in the oversight of the qualification, independence and performance of the Company’s independent auditors. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and those matters required to be discussed by the applicable standards of the Public Company Accounting Oversight Board (“PCAOB”).
The Audit Committee has received both the written disclosures and the letter from Plante Moran, PLLC required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Plante Moran, PLLC its independence. In addition, the Audit Committee has considered whether the provision of non audit services, and the fees charged for such non audit services, by Plante Moran, PLLC are compatible with maintaining the independence of Plante Moran, PLLC from management and the Company.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements for 2020 be included in its Annual Report on Form 10 K for the fiscal year ended December 31, 2020 for filing with the SEC.
Respectfully submitted,
The Audit Committee of the Board of Directors
Chris A. Downey (Chairman)
Joseph W. Glauber
John A. Good
The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Exchange Act that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

PRINCIPAL STOCKHOLDERS
The following table sets forth certain information as of March 15, 2021, regarding the beneficial ownership of shares of our Common Stock and 6.00% Series B Participating Preferred Stock (unless otherwise indicated) by (a) each of our directors, (b) each of our named executive officers, (c) all of our directors and executive officers as a group, and (d) each person known to us to be the beneficial owner of more than five percent of our Common Stock. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and dispositive power with respect to such shares. The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or dispositive power with respect to such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement.
Unless otherwise indicated, the address of each person listed below is c/o Farmland Partners Inc. 4600 S. Syracuse Street, Suite 1450, Denver, Colorado 80237.
Name	Number of Shares of Common Stock Beneficially Owned	% of All Common Stock Shares(1)	Number of shares of 6.00% Series B Participating Preferred Stock Beneficially Owned	% of All Shares of 6.00% Series B Participating Preferred Stock(2)
Paul A. Pittman	2,474,203(3)	8.1%	800	*
Luca Fabbri	207,715(4)	*	1,400(5)	*
Erica Borenstein	58,815	*	—
Chris A. Downey	76,364(6)	*
Joseph W. Glauber	15,291	*	—
John A. Good	28,265	*	—	*
Thomas P. Heneghan	1,318,388(7)	4.3%	—	*
Toby L. O’Rourke	—	*	—	*
All executive officers, directors and director nominees as a group (8 people)	4,179,041	13.6%	5,468	*
More than 5% Beneficial Owners
BlackRock, Inc.(8) 55 East 52nd Street New York, NY 10055	1,961,352	6.4%	—
Global Alpha Capital Management Ltd.(9) 1800 McGill College Avenue Suite 2310 Montreal A8 H3A 3J6	2,818,732	9.2%	—	—
Gerald R. Forsythe(10) 111 Willis Avenue Wheeling, IL 60090	1,527,368	5.0%	—	*

(1)
Based on an aggregate of 30,727,317 shares of our Common Stock outstanding as of March 15, 2021.

(2)
Based on an aggregate of 5,831,870 shares of our 6.00% Series B Participating Preferred Stock outstanding as of March 15, 2021.

(3)
Includes 5,300 shares held by Mr. Pittman’s spouse and 2,300 shares held by Mr. Pittman as UTMA custodian for his daughters.

(4)
Includes 2,000 shares held by Mr. Fabbri’s spouse.

(5)
Includes 500 shares held by Mr. Fabbri’s spouse.

(6)
Includes 66,295 shares held by a trust, of which Mr. Downey and his spouse are the sole trustees and beneficiaries.

(7)
Includes (i) 1,320,250 shares held by Good Seed Capital, LLC, an entity controlled by Mr. Heneghan; and (ii) 10,000 shares owned by the Deneen L. Heneghan Revocable Trust, of which Mr. Heneghan and his spouse are the co-trustees and Mr. Heneghan’s spouse is the beneficiary.

(8)
Based solely upon the Schedule 13G/A filed with the SEC by the beneficial owner on January 29, 2021 reporting beneficial ownership as of December 31, 2020. Blackrock, Inc. possesses sole voting power over 1,932,826 shares and sole dispositive power over 1,961,352 shares.

(9)
Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on February 10, 2021 reporting beneficial ownership as of December 31, 2020. Global Alpha Capital Management Ltd. possesses sole voting power over 2,445,609 shares and sole dispositive power over 2,818,732 shares.

(10)
Includes (i) 1,200,195 shares held by the Forsythe Land Company, an entity controlled by Mr. Forsythe and (ii) 200,000 shares held by Indeck Energy Services, Inc., an entity controlled by Mr. Forsythe.

*
Less than 1.0%

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transaction Policy
The Board has adopted a written related person transaction approval policy (“the Related Party Transaction Policies and Procedures” or the “policy”) to further the goal of ensuring that any related person transaction is properly reviewed, approved by the Audit Committee, and fully disclosed in accordance with the rules and regulations of the SEC and the NYSE. The policy applies to transactions or arrangements between the Company and any related person, including directors, director nominees, executive officers, greater than 5% stockholders and the immediate family members of each of these groups (the “Related Persons”). They do not, however, apply with respect to general conflicts between the interests of the Company and our employees, officers and directors, including issues relating to engaging in a competing business and receiving certain benefits from the Company, such as loans or guarantees of obligations, which are reported and handled in accordance with the Company’s Code of Business Conduct and Ethics and other procedures and guidelines implemented by the Company from time to time.
Under the policy, the Related Person is responsible for identifying and reporting to the Audit Committee any proposed related person transaction. In the event the Chief Executive Officer determines that it is impractical or undesirable to wait until an Audit Committee meeting can be convened in order to review a transaction with Related Person, the Chairperson of the Audit Committee may act as an authorized subcommittee on behalf of the Audit Committee to review the such transaction, so long as the Chairperson is a disinterested member with respect to such transaction. After considering all the facts and circumstances available to the Audit Committee, the Audit Committee will approve, ratify or reject the transaction, in its discretion. All approved transactions with Related Persons will be disclosed to the full Board.
Related Party Transactions
Lease with American Agriculture Aviation LLC
On July 21, 2015, the Company entered into a lease agreement with American Agriculture Aviation LLC (“American Ag Aviation”) for the use of a private plane. American Ag Aviation is a Colorado limited liability company that is owned 100% by Mr. Pittman. The Company reimburses American Ag Aviation solely for use of the private plane for business purposes by the Company’s executive officers. During the year ended December 31, 2020, the Company reimbursed American Ag Aviation in the amount of $92,838 in connection with use of the aircraft in accordance with the lease agreement, which represents a 43.7% increase in the amount reimbursed to Mr. Pittman during the year ended December 31, 2019.
Opportunity Zone Transaction
On December 7, 2020, the Company entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Good Seed Capital, LLC. Good Seed Capital, LLC is controlled by Thomas P. Heneghan, an independent member of the Board. Under the Stock Purchase Agreement, Good Seed Capital, LLC is committed to purchase 1,250,000 shares of Common Stock (the “Shares”), for total consideration of $10,000,000. The Stock Purchase Agreement contains customary representations, warranties and indemnification rights. In addition, pursuant to the Stock Purchase Agreement, the Company has agreed to file a registration statement registering the resale of the Shares issued to Good Seed Capital, LLC under the Securities Act, within 180 days of the date of the Stock Purchase Agreement.
Indemnification of Officers and Directors
Our charter and bylaws provide for certain indemnification rights for our directors and officers and we entered enter into an indemnification agreement with each of our executive officers and directors, providing for procedures for indemnification and advancement by us of certain expenses and costs relating to claims, suits or proceedings arising from their service to us or, at our request, service to other entities, as officers or directors, or in certain other capacities, to the maximum extent permitted by Maryland law.

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Section 14A of the Exchange Act enables our stockholders to vote to approve, on an advisory basis, the compensation of NEOs as disclosed in this Proxy Statement in accordance with the SEC’s rules.
As described in detail under the heading “Compensation of Named Executive Officers,” our executive compensation programs are designed to attract and retain executive talent and to align the interests of our NEOs with the interests of the Company and our stockholders by providing market competitive compensation that is closely tied to short-term and long-term performance goals set by our Compensation Committee.
The compensation of our NEOs is comprised of a mix of base salary, short-term incentive compensation and, from time to time, discretionary awards of restricted stock. Please read the “Compensation of Named Executive Officers” section beginning on page 19 for additional details about our executive compensation programs, including information about the fiscal year 2021 compensation of our NEOs.
We are asking our stockholders to indicate their support for our NEO compensation as described in this Proxy Statement. Accordingly, our Board is asking our stockholders to cast a non-binding, advisory vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Summary Compensation Table and the other related tables and disclosure.”
Vote Required and Recommendation
The vote on the compensation of our NEOs as disclosed in this Proxy Statement is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and, to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. We have recommended that our stockholders should cast an advisory vote on the compensation of our NEOs on an annual basis. Unless this policy changes, the next advisory vote on the compensation of our NEOs will be at the 2022 Annual Meeting. The affirmative vote of a majority of votes cast is required to approve, on an advisory basis, the compensation of the NEOs, as disclosed in the Company’s proxy statement pursuant to the compensation disclosure rules of the SEC, including the Summary Compensation Table and the other related tables and disclosures.
OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4: APPROVAL OF THIRD AMENDMENT AND RESTATEMENT OF THE FARMLAND PARTNERS INC. 2014 EQUITY INCENTIVE PLAN
At the Annual Meeting, stockholders will be asked to approve a third amendment and restatement (the “Third Amendment and Restatement”) of the Farmland Partners Inc. 2014 Equity Incentive Plan (the “2014 Plan”), which was adopted, subject to stockholder approval, by the Board on March 8, 2021. The only substantive changes implemented by the Third Amendment and Restatement are as follows:
•
Increase in Aggregate Share Limit. The Third Amendment and Restatement authorizes a 650,000 share increase in the number of shares our common stock available for future award grants under the 2014 Plan to an aggregate of 1,915,851 shares, as of March 15, 2021. The 650,000 share increase represents approximately 3.93% of the combined total of the outstanding shares of our common stock and units of limited partnership interest (“OP units”) of Farmland Partners Operating Partnership, LP, the Company’s operating partnership subsidiary (the “Operating Partnership”), as of March 15, 2021.

•
Extension of Term. The Third Amendment and Restatement extends the term of the 2014 Plan from May 3, 2027 to May 7, 2031.

If stockholders approve this proposal, the Third Amendment and Restatement of the 2014 Plan will become effective immediately. If the Third Amendment and Restatement is not approved by our stockholders, the 2014 Plan will remain in place and the Third Amendment and Restatement will not become effect.
Background of the Third Amendment and Restatement
At the time of our initial public offering, our Board adopted, and our initial stockholder approved, our 2014 Plan for the purpose of attracting and retaining non-employee directors, executive officers and other key employees and service providers, including officers and employees of our affiliates, and to stimulate their efforts toward our continued success, long-term growth and profitability. The 2014 Plan, including as amended and restated, provides for the grant of stock options, share awards (including unrestricted stock awards, restricted stock awards and restricted stock units), stock appreciation rights, dividend equivalent rights, performance awards, annual incentive cash awards and other equity-based awards, including LTIP units, which are convertible on a one-for-one basis into OP units.
The 2014 Plan adopted at the time of our initial public offering provided that the number of shares of our common stock that could be issued pursuant to awards under the 2014 Plan was equal to 6% of the total number of shares of our common stock issued in our initial public offering, which was completed on April 16, 2014. In connection with our initial public offering, we issued and sold an aggregate of 3,800,000 shares of our common stock. As a result, in accordance with the 2014 Plan, 228,000 shares, or 6% of the total number of shares of our common stock sold in our initial public offering, were eligible for issuance pursuant to awards under the 2014 Plan.
The Board adopted, subject to stockholder approval, the First Amended and Restated Farmland Partners Inc. 2014 Equity Incentive Plan (the “First Amendment and Restatement”), and on May 5, 2015, the First Amendment and Restatement was approved by our stockholders at our 2015 Annual Meeting. The First Amendment and Restatement increased the aggregate number of shares available for issuance under the 2014 Plan to 615,070. The Board adopted, subject to stockholder approval, the Second Amended and Restated Farmland Partners Inc. 2014 Equity Incentive Plan (the “Second Amendment and Restatement”), and on May 3, 2017, the Second Amendment and Restatement as approved by our stockholders at our 2017 Annual Meeting. The Second Amendment and Restatement increased the aggregate number of shares available for issuance under the 2014 Plan to 1,265,851.
During the period commencing upon the completion of our initial public offering on April 16, 2014 through March 15, 2021, an aggregate of 965,297 shares of our common stock were granted and remain outstanding under the 2014 Plan, after giving effect to forfeitures of shares to the Company. Accordingly, as of the date of this Proxy Statement, only 251,071 shares of our common stock are available for future issuance under the 2014 Plan.

Discussion of the Increase in Aggregate Share Limit
The Board approved the additional share authority requested under the Third Amendment and Restatement based on its belief that the number of shares currently available under the 2014 Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives. The Board believes that the ability to grant equity awards is a necessary and powerful recruiting and retention tool for the Company to obtain the quality directors, officers, employees and service providers it needs to move its business forward.
The Compensation Committee (which administers the 2014 Plan) recognizes its responsibility to strike a balance between stockholder concerns regarding the potential dilutive effect of equity awards and the ability to attract, retain and reward directors, officers and employees whose contributions are critical to the long-term success of the Company. While share usage may vary based on a variety of factors, the Compensation Committee anticipates that the additional shares requested will fund the equity compensation program through the end of the fiscal year ending December 31, 2024. The closing price of our common stock on March 22, 2021, was $11.66 per share.
The Compensation Committee believes that stockholder approval of increase in the shares authorized under the 2014 Plan is necessary for the Company to offer a competitive equity incentive program. The 2014 Plan is the Company’s only active equity incentive plan and the current number of shares remaining available for grant is insufficient to provide any meaningful recruitment or retention benefit to prospective or current directors, officers and employees. If stockholders do not approve the proposed increase in shares authorized under the 2014 Plan, the Company likely will be precluded from successfully attracting and retaining the best possible talent.
Summary of Material Terms of the 2014 Plan and Changes Made by the Third Amendment and Restatement
The complete text of the Third Amendment and Restatement is set forth as Appendix A hereto. The following is a summary of the material terms of the Third Amendment and Restatement and is qualified in its entirety by reference to Appendix A. A marked copy of the Third Amendment and Restatement that shows the changes to the 2014 Plan, as amended by the First Amendment and Restatement and the Second Amendment and Restatement, is set forth as Appendix B hereto. For ease of reference, the marked copy of the Third Amendment and Restatement shows the deleted text in strikethrough format and added text underlined.
The 2014 Plan provides for the grant of stock options, share awards (including unrestricted stock awards, restricted stock awards and restricted stock units), stock appreciation rights (“SARs”), dividend equivalent rights, performance awards, annual incentive cash awards and other equity-based awards, including LTIP units, which are convertible on a one-for-one basis into OP units.
Term.   If this Proposal No. 4 is approved by our stockholders, the term of the 2014 Plan will be extended from May 3, 2027 to May 7, 2031, unless terminated by the Board prior to such date or amended to further extend the term of the 2014 Plan prior to such date.
Administration.   Our 2014 Plan is administered by our Compensation Committee or, in the absence of the Compensation Committee, by the Board or a committee selected by the Board. References below to our Compensation Committee include a reference to our Board or another committee appointed by our Board. Each member of our Compensation Committee that administers our 2014 Plan is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, an “outside director” for purposes of Section 162(m) and “independent” within the meaning of the NYSE listing rules and the rules and regulations of the SEC. Our Compensation Committee determines eligibility for and designates participants of our 2014 Plan, determines the type and amount of awards to be granted, determines the timing, terms, and conditions of any award (including the exercise price), and makes other determinations and interpretations as provided in our 2014 Plan. All decisions and interpretations made by our Compensation Committee with respect to our 2014 Plan are binding on us and participants. The Compensation Committee may delegate to one or more directors, or to the extent permitted by law, to one or more officers or a committee of officers, the authority to grant awards to certain persons under the 2014 Plan.

Eligible Participants.   All employees, officers, directors, consultants or advisers providing services to the Company or any of its subsidiaries and affiliates, including our Operating Partnership, are eligible to receive awards under our 2014 Plan. Incentive stock options, however, are only available to our employees. As of March 15, 2021, we had 14 employees, 5 non-employee directors and 1 consultant or advisor who were potentially eligible to participate in the 2014 Plan. Selection for receipt of an award would be based on our determination of whether the award will further the intended purposes of the 2014 Plan. Award determinations are discretionary, not formulaic.
Share Authorization.   Subject to the adjustment in the event of certain changes in capital structure as described below under “Adjustments for Stock Dividends and Similar Events,” the maximum aggregate number of shares of common stock reserved and available for awards granted under the 2014 Plan as of March 15, 2021 is 251,071 shares. If the proposed Third Amendment and Restatement is approved by our stockholders, the number of shares available for grant under the 2014 Plan would be increased to 901,071, as of March 15, 2021.
Each share and each LTIP unit underlying an award reduces the number of shares available for issuance under 2014 Plan by one share. If any award granted under the 2014 Plan lapses, expires, terminates, is settled in cash (in whole or in part) or otherwise is forfeited or canceled for any reason before it has vested or been exercised in full, the shares or LTIP units subject to such award will, to the extent of such expiration, cash settlement, forfeiture, or termination, again be available for awards under the 2014 Plan. If a SAR settled in shares is exercised, in whole or in part, the number of shares deemed to have been issued under the 2014 Plan is the full number of shares that were subject to the SAR, instead of the net number of shares actually issued upon the settlement of the SAR. The number of shares available for issuance under the 2014 Plan may not be increased by (a) any shares tendered or withheld in connection with the purchase of shares upon exercise of an option, (b) any shares deducted, withheld or delivered from an award in connection with tax withholding obligations, or (c) any shares we purchase with proceeds from option exercises. In connection with stock splits, distributions, recapitalizations and certain other events, our Board or Compensation Committee is authorized to make proportionate adjustments that it deems appropriate in the aggregate number of shares of common stock that may be issued under the 2014 Plan and the terms of outstanding awards.
Non-Employee Director Limit.   The combined maximum number of shares and LTIP units subject to awards granted during any calendar year to any non-employee director, taken together with any cash fees paid during the calendar year in respect of the non-employee director’s service as a member of the Board (including service as a member or chair of any regular committees of the Board), may not exceed $500,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). The Compensation Committee may make exceptions to this limit for a non-executive chair of the Board or, in extraordinary circumstances, for other individual directors, as it may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.
Prohibition on Repricing without Stockholder Approval.   The 2014 Plan prohibits direct and indirect repricing of stock options and SARs without first obtaining stockholder approval. Specifically, except in connection with anti-dilution and similar equitable adjustments to awards to account for certain corporate transactions or changes in capital structure, the Company may not, without stockholder approval: (a) amend the terms of outstanding stock options or SARs to reduce the exercise price, (b) cancel outstanding stock options or SARs in exchange for or substitution of stock options or SARs with an exercise price that is less than the exercise price of such stock options or SARs, (c) cancel outstanding stock options or SARs with an exercise price above the current fair market value of the Company’s common stock in exchange for cash or other securities, or (d) take any other action with respect to stock options or SARs that would be treated as a repricing under applicable stock exchange rules.
Stock Options.   A stock option entitles (but does not obligate) the participant to purchase shares of common stock in the future at a specified price. The 2014 Plan authorizes our Compensation Committee to grant incentive stock options (under Section 422 of the Internal Revenue Code (the “Code”)) and options that do not qualify as incentive stock options. Incentive stock options can be granted only to participants who are employees. The exercise price of each option is determined by our Compensation Committee, provided that the price cannot be less than 100% of the fair market value of shares of our common stock on the date on which the option is granted. If we were to grant incentive stock options to any 10% stockholder, the exercise price may not be less than 110% of the fair market value of our shares of common stock on the date of grant.
The term of an option cannot exceed ten years from the date of grant. If we were to grant incentive stock options to any 10% stockholder, the term cannot exceed five years from the date of grant. Our Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercise price of an option may not be amended or modified after the grant of the option, and an option may not be surrendered in consideration of or exchanged for or substituted for a grant of a new option having an exercise price below that of the option which was surrendered or exchanged or substituted for without stockholder approval.
The exercise price for any option is generally payable (i) in cash or cash equivalents, (ii) to the extent the award agreement provides, by the surrender of shares of common stock (or attestation of ownership of such shares) with an aggregate fair market value, on the date on which the option is exercised, of the exercise price, (iii) to the extent the award agreement provides, by payment through a broker in accordance with procedures set forth by us or (iv) to the extent the award agreement provides and/or unless otherwise specified in an award agreement, any other form permissible by applicable laws, including net exercise and service to us. A participant will have no rights as a stockholder with respect to options until the shares of stock are actually issued in connection with the award.
Share Awards.   Our 2014 Plan also provides for the grant of share awards, including unrestricted stock, restricted stock and restricted stock units. A share award is an award of shares of common stock or stock units that may be subject to restrictions on transferability and other restrictions as our Compensation Committee determines in its sole discretion on the date of grant. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as our Compensation Committee may determine in its discretion. Restricted stock units are contractual promises to deliver shares of common stock in the future and may be settled in cash, shares, other securities or property (as determined by our Compensation Committee) upon the lapse of restrictions applicable to the award and otherwise in accordance with the award agreement. A restricted stock award is a grant of a specified number of shares of common stock that are subject to restrictions that limit the participant’s ability to transfer the stock and subject the stock to a substantial risk of forfeiture until specific conditions or goals are met. A participant who receives restricted stock will have all of the rights of a stockholder as to those shares, including, without limitation, the right to vote and the right to receive dividends or distributions on the shares, except that our Compensation Committee may require any dividends to be reinvested in shares. A participant who receives restricted stock units will have no rights of a stockholder with respect to the restricted stock units but may be granted the right to receive dividend equivalent rights. During the period, if any, when share awards are non-transferable or forfeitable, a participant is prohibited from selling, transferring, assigning, pledging, exchanging, hypothecating or otherwise encumbering or disposing of his or her award shares.
Stock Appreciation Rights.   Our 2014 Plan authorizes our Compensation Committee to grant SARs that provide the recipient with the right to receive, upon exercise of the SAR, cash, common stock or a combination of the two. The amount that the recipient will receive upon exercise of the SAR generally will equal the excess of the fair market value of shares of our common stock on the date of exercise over the shares’ fair market value on the date of grant. SARs will become exercisable in accordance with terms determined by our Compensation Committee. SARs may be granted in tandem with an option grant or independently from an option grant. The term of a SAR cannot exceed ten years from the date of grant.
Performance Awards.   Our 2014 Plan also authorizes our Compensation Committee to grant performance awards. Performance awards represent the participant’s right to receive a compensation amount, based on the value of our common stock, if performance goals established by our Compensation Committee are met. Our Compensation Committee determines the applicable performance period, the performance goals and such other conditions that apply to the performance award. Performance goals may relate to our financial performance, the participant’s performance or such other criteria determined by our Compensation Committee in its discretion. If the performance goals are met, performance awards will be paid in cash, shares of common stock or a combination thereof.

The Tax Cuts and Jobs Act of 2017 eliminated the performance-based compensation exception under Section 162(m) of the Code (“Section 162(m)”), except with respect to certain grandfathered awards. Consequently, although we may continue to grant awards under the Third Amendment and Restatement that contain vesting or other terms that relate to performance-based conditions, we may no longer grant awards that will qualify for the performance-based compensation exception to the tax deduction limitations under Section 162(m). Nevertheless, for historical reference and because certain provisions in the 2014 Plan applied both to awards intended to qualify for this exception and for performance-based awards that were not intended to qualify for this exception, provisions in the 2014 Plan relating to awards intended to qualify for the performance-based compensation exception under Section 162(m) have largely been retained in the Third Amendment and Restatement, though we have clarified that certain plan provisions that were solely intended to comply with the performance-based compensation exception requirements under Section 162(m) are no longer applicable. For example, although the performance-based compensation exception under Section 162(m) is no longer available, the following list of performance goals has been retained in the Third Amendment and Restatement:
Funds from Operations (“FFO”); Adjusted FFO; earnings before any one or more of the following: interest, taxes, depreciation, amortization and/or stock compensation; operating (or gross) income or profit; pretax income before allocation of corporate overhead and/or bonus; operating efficiencies; operating income as a percentage of net revenue; return on equity, assets, capital, capital employed or investment; after tax operating income; net income; earnings or book value per share; financial ratios; cash flow(s); total rental income or revenues; capital expenditures as a percentage of rental income; total operating expenses, or some component or combination of components of total operating expenses, as a percentage of rental income; stock price or total stockholder return, including any comparisons with stock market indices; appreciation in or maintenance of the price of the common stock or any of our publicly-traded securities; dividends; debt or cost reduction; comparisons with performance metrics of peer companies; comparisons of our stock price performance to the stock price performance of peer companies; strategic business objectives, consisting of one or more objectives based on meeting specified cost, acquisition or leasing targets, meeting or reducing budgeted expenditures, attaining division, group or corporate financial goals, meeting business expansion goals and meeting goals relating to leasing, acquisitions, joint ventures or collaborations or dispositions; economic value-added models; or any combination thereof.
Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, our past performance or the past performance of any of our subsidiaries, operating units, business segments or divisions and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares outstanding, or to assets or net assets. Such performance criteria could be used by our Compensation Committee in establishing performance goals, on a consolidated basis, and/or with respect to specified subsidiaries (except with respect to the total stockholder return and earnings per share criteria). Our Compensation Committee may appropriately adjust any evaluation of performance under the foregoing criteria to exclude any of the following events that occurs during a performance period: asset impairments or write-downs; litigation or claim judgments or settlements; the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; accruals for reorganization and restructuring programs; any item that is either unusual or infrequent in nature, as determined in accordance with Accounting Standards Codification Topic 225-20 “Extraordinary and Unusual Items,” and/or as described and/or in management’s discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year; the effect of adverse federal, governmental or regulatory action, or delays in federal, governmental or regulatory action; or any other event either not directly related to our operations or not within the reasonable control of our management.
As was the case under the 2014 Plan, the Compensation Committee may continue to use any of the performance goals in the above list for awards granted under the Third Amendment and Restatement, as well as any other performance goals that the Compensation Committee may select in its discretion. We have clarified in the Third Amendment and Restatement that the provisions applicable to awards intended to qualify for the performance-based compensation exception under Section 162(m), such as the provisions relating to how performance goals for such awards could be measured and the limitations on the Compensation Committee’s ability to make certain adjustments to such performance goals or regulates, are no longer applicable.

The Third Amendment and Restatement also continues to reflect the annual grant limits in the 2014 Plan that were applicable to awards intended to qualify for performance-based compensation exception under Section 162(m). Since these limits will not be applicable to future grants due to the elimination of the performance-based compensation exception, we do not describe them in this proposal. However, readers may find these limits in Section 6.2 of the full text of the Third Amendment and Restatement in Appendix A to this Proxy Statement.
Bonuses.   Cash performance bonuses payable under our 2014 Plan may be based on the attainment of performance goals that are established by our Compensation Committee and relate to one or more performance criteria described in the 2014 Plan. Cash performance bonuses must be based upon objectively determinable bonus formulas established in accordance with the 2014 Plan.
Dividend Equivalents.   Our Compensation Committee may grant dividend equivalents in connection with the grant of any equity-based award. Dividend equivalents may be paid in cash or may be deemed reinvested in additional shares of stock and may be payable in cash, common stock or a combination of the two. To the extent the dividend equivalents are provided with respect to another award that vests or is earned based upon achievement of performance goals, any dividend equivalents will not be paid currently, but instead will be paid only to the extent the award vests. Our Compensation Committee determines the terms of any dividend equivalents.
Other Equity-Based Awards.   Our Compensation Committee may grant other types of equity-based awards under our 2014 Plan, including LTIP units. Other equity-based awards are payable in cash, common stock or other equity, or a combination thereof, and may be restricted or unrestricted, as determined by our Compensation Committee in its discretion. The terms and conditions that apply to other equity-based awards are determined by our Compensation Committee in its discretion.
LTIP units are intended to be profits interests in the Operating Partnership, the rights and features of which, if applicable, are set forth in the agreement of limited partnership for the Operating Partnership (the “Partnership Agreement”). Subject to the terms and provisions of the 2014 Plan and the Partnership Agreement, the Compensation Committee, at any time and from time to time, may grant LTIP units to participants under the 2014 Plan in such amounts and upon such terms as the Compensation Committee determines in its discretion. LTIP units must be granted for service to the Operating Partnership.
Recoupment.   If we adopt a “clawback” or recoupment policy, any awards granted pursuant to our 2014 Plan will be subject to repayment to us to the extent provided under the terms of such policy. We reserve the right in any award agreement to cause a forfeiture of the gain realized by a recipient if such recipient is in violation of or in conflict with certain agreements with us (including but not limited to an employment or non-competition agreement) or upon termination for “cause” as defined in our 2014 Plan, applicable award agreement or any other agreement between us or an affiliate and the recipient.
Change in Control.   If we experience a change in control in which awards that are outstanding prior to the change in control are assumed or continued by the surviving entity: (1) except for performance awards, all restricted stock, LTIP units and restricted stock units will vest and the underlying shares of common stock and all dividend equivalent rights will be delivered immediately before the completion of the change in control; or (2) at our Board’s or Compensation Committee’ s discretion, either all options and stock appreciation rights will become exercisable 15 days before the change in control and terminate upon completion of the change in control, or all options, stock appreciation rights, restricted stock and restricted stock units will be cashed out before the change in control. In the case of performance awards denominated in shares or LTIP units, if more than half of the performance period has lapsed, the awards will be converted into restricted stock or restricted stock units based on actual performance to date. If less than half of the performance period has lapsed, or if actual performance is not determinable, the awards will be converted into restricted stock assuming target performance has been achieved.
In summary, a change in control under our 2014 Plan occurs if:
•
a person, entity or affiliated group (with certain exceptions) acquires, in a transaction or series of transactions, 50% or more of the total combined voting power of our outstanding securities;

•
the consummation of a merger or consolidation, unless (1) the holders of our voting shares immediately prior to the merger have at least 50.1% of the combined voting power of the securities in the surviving entity or its parent or (2) no person owns 50% or more of the shares of the surviving entity or the combined voting power of our outstanding voting securities;
•
we sell or dispose of all or substantially all of our assets; or

•
individuals who constitute our Board cease for any reason to constitute a majority of our Board, treating any individual whose election or nomination was approved by a majority of the incumbent directors as an incumbent director for this purpose.

Adjustments for Stock Dividends and Similar Events.   Our Compensation Committee is authorized to make appropriate adjustments in outstanding awards, the number of shares available for issuance under the 2014 Plan, and the annual equity award grant limitations under the 2014 Plan, to reflect stock splits and other similar events.
Non-transferability of Awards.   Except as otherwise permitted in an award agreement or by our Compensation Committee, awards under the 2014 Plan are not transferable other than by a pa1ticipant’s will or the laws of descent and distribution.
Term and Amendment.   Our Board may amend or terminate our 2014 Plan at any time; provided that no amendment may adversely impair the benefits of participants with respect to outstanding awards without the participants’ consent or violate our 2014 Plan’s prohibition on repricing. Our stockholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. Our stockholders also must approve any amendment that changes the no-repricing provisions of the 2014 Plan. If approved by our stockholders at the 2021 Annual Meeting, the Third Amendment and Restatement will become effective immediately. And unless terminated sooner by our Board or our stockholders approve an extension of the 2014 Plan, the 2014 Plan will terminate on the tenth anniversary of the date that the Third Amendment and Restatement approved by our stockholders.
Grants Under the 2014 Plan
Grants under the 2014 Plan are discretionary and no grants have been made that are conditioned upon approval of the Third Amendment and Restatement. Consequently, it is not possible to predict the future grants that will be made and benefits that will be received by participants in the 2014 Plan. The table below reflects all equity awards granted under the 2014 Plan from its adoption through March 15, 2021 to the individuals and groups listed in the table. As of March 22, 2021, the closing price of the Company’s common stock on the NYSE was $11.66.
Name and Title	Number of Shares (#) of Restricted Stock Granted
Paul A. Pittman Executive Chairman, President and Chief Executive Officer	480,699
Luca Fabbri Chief Financial Officer and Treasurer	200,215
Erica Borestein General Counsel and Secretary	38,815
All current executive officers, as a group (3 persons)	719,729
All current directors who are not current executive officers as a group (5 persons)	37,717
Each nominee for election as a director	—
Each associate of any such directors, executive officers, or nominees	—
Each other person who received or is to receive 5 percent of such options or awards	—
All employees, including officers who are not current executive officers, as a group	1,029,075
Certain U.S. Federal Income Tax Consequences
The following summary briefly describes U.S. federal income tax consequences of options generally, but is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the 2014 Plan should consult their own professional tax advisors concerning tax aspects of rights under the 2014 Plan. Nothing in this Proxy Statement is written or intended to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. The discussion below concerning tax deductions that may become available to us under U.S. federal tax law is not intended to imply that we will necessarily obtain a tax benefit or asset from those deductions. Taxation of equity-based payments in other countries is complex, does not generally correspond to U.S. federal tax laws, and is not covered by the summary below.
Taxation of Stock Options.   With respect to nonqualified stock options, no income for federal income tax pm-poses will be recognized by the optionee (and no deduction will be permitted) upon the grant of the option. The difference between the option exercise price and the fair market value of the stock on the date the option is exercised will be taxable as ordinary income to the optionee. The Company or a subsidiary will generally be entitled to a deduction equal to the amount included in the participant’ s ordinary income in the year in which such amount is recognized by the participant, subject to possible limitations imposed by Section 162(m) or Section 280G of the Code. Gain or loss on the subsequent sale of such stock will be eligible for capital gain or loss treatment by the optionee and will have no federal income tax consequences to us.
With respect to incentive stock options, if the optionee does not make a “disqualifying disposition” of stock acquired on exercise of such option, no income for federal income tax purposes will be recognized by the optionee upon the grant or exercise of the option, except that the amount by which the fair market value of the stock at time of exercise exceeds the option exercise price (the “ISO spread”) will be alternative minimum taxable income under the alternative minimum tax rules. In the event of a subsequent sale of the stock received upon exercise that was not a “disqualifying disposition,” any amount realized in excess of cost will be taxed as capital gain and any loss sustained will be capital loss. In such case, we will not be entitled to a deduction for federal income tax purposes in connection with the issuance or exercise of the option.
A “disqualifying disposition” will occur if the optionee makes a disposition of the shares received upon exercise within two years from the date of the granting of the option or within one year after exercise in respect of such shares. If a disqualifying disposition is made, the difference between the option exercise price and the lesser of (i) the fair market value of our stock at the time the option is exercised or (ii) the amount realized upon disposition of the stock will be treated as ordinary income to the optionee at the time of disposition. We will generally be entitled to a deduction equal to the amount included in the participant’s ordinary income in the year in which such amount is recognized by the participant, subject to possible limitations imposed by Section 162(m) or Section 280G of the Code. Any remaining gain realized by the optionee will be taxed as capital gain. A “disqualifying disposition” occurring in a year subsequent to the year of exercise for an amount less than the exercise price will not eliminate the treatment of the ISO spread as an alternative minimum tax preference item of the optionee in the year of exercise.
Restricted Stock.   The grant of restricted stock, including restricted stock with performance-based vesting conditions, will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock (if any) and the fair market value of the shares on the date that the restrictions lapse. The Company or a subsidiary is generally entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) or Section 280G of the Code. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long- or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.
Recipients of restricted stock, including restricted stock with performance-based vesting conditions, may make an election under Section 83(b) of the Code, which is referred to as a “Section 83(b) election,” to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock (if any) and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) election must be made within 30 days from the time the restricted stock is issued.

Restricted Stock Units.   Recipients of restricted stock units, including restricted stock units with performance-based vesting conditions, generally should not recognize income until such units are converted into cash or shares of stock, unless Section 409A of the Code applies. Upon conversion, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such conversion. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units and performance units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long- or short-term capital gain depending on whether the shares were held for more than one year. The Company or a subsidiary is generally entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) or Section 280G of the Code. Restricted stock units and performance units also can be considered non-qualified deferred compensation and subject to the rules of Section 409A of the Code. A grant of restricted stock units or performance units that does not meet the requirements of Section 409A of the Code can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest to such participant.
Dividends and Dividend Equivalents.   Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend and dividend equivalent payments received with respect to such awards, which income is subject to withholding for U.S. Federal income and employment tax purposes. The Company or a subsidiary is generally entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) or Section 280G of the Code.
Section 409A.   We intend to administer the 2014 Plan so that awards will be exempt from, or will comply with, the requirements of Section 409A of the Code; however, we do not warrant that any award under the 2014 Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. We will not be liable to any participant for any tax, interest, or penalties that such participant might owe as a result of the grant, holding, vesting, exercise, or payment of any award under the 2014 Plan.
Accounting Considerations.   We consider the accounting impact of all compensation paid to our executives, and equity awards are given special consideration pursuant to FASB ASC Topic 718.
Vote Required and Recommendation.
The affirmative vote of a majority of all the votes cast at the Annual Meeting is necessary for the approval of the 2014 Plan, meaning that the votes cast “FOR” the proposal must exceed the votes cast “AGAINST” the proposal. In addition, the rules of the NYSE require that votes for the proposal must be at least a majority of the votes cast on the proposal (including votes for, against and abstentions). Accordingly, abstentions will have the legal effect of votes “AGAINST” the proposal. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE THIRD AMENDMENT AND RESTATEMENT OF THE FARMLAND PARTNERS INC. 2014 EQUITY INCENTIVE PLAN.

OTHER MATTERS
Other Matters to Come Before the 2021 Annual Meeting
No other matters are to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy card will vote all proxies solicited by this Proxy Statement as recommended by the Board, or, if no such recommendation is given, in their own discretion.
Stockholders Proposals and Nominations for the 2022 Annual Meeting
Any stockholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act, to be considered for inclusion in our proxy materials for the 2022 Annual Meeting must be received at our principal executive offices no later than December 24, 2021.
In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 11 of our bylaws, which are on file with the SEC and may be obtained from our Secretary upon request. These notice provisions require that nominations of persons for election to the Board and the proposal of business to be considered by the stockholders for the 2022 Annual Meeting must be received no earlier than November 24, 2021 and no later than December 24, 2021.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a single notice of the annual meeting of stockholders, or copy of the proxy statement and annual report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to Farmland Partners Inc. at 4600 S. Syracuse Street, Suite 1450, Denver, CO 80237, Attention: Secretary, or contact us by telephone at (720) 452-3100. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.
****
By Order of the Board of Directors,
Erica Borenstein General Counsel and Secretary
Denver, Colorado
March 24, 2021

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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
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VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D40421-P52762 — KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FARMLAND PARTNERS INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Mr. Chris A. Downey
02) Mr. Joseph W. Glauber
03) Mr. John A. Good
04) Mr. Thomas P. Heneghan
05) Ms. Toby L. O'Rourke
06) Mr. Paul A. Pittman

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: We may conduct such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D40422-P52762

FARMLAND PARTNERS INC.
Annual Meeting of Stockholders
May 7, 2021 8:00 AM MDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Paul A. Pittman and Luca Fabbri, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock, $0.01 par value per share, of FARMLAND PARTNERS INC. (the "Company"), that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM MDT on May 7, 2021, at the Company's offices, located at 4600 S. Syracuse Street, Suite 1450, Denver, CO 80237, and any adjournment or postponement thereof.

For Proposal 1 (Election of Directors), you may vote "FOR" all of the nominees to the Board of Directors or you may "WITHHOLD" your vote for all of the nominees or for any nominee(s) that you specify. For Proposal 2 (ratification of the appointment of Plante & Moran, PLLC), you may vote "FOR" or "AGAINST" such proposal or "ABSTAIN" from voting. For Proposal 3 (Advisory Vote on Executive Compensation), you may vote “FOR” or “AGAINST” this proposal or “ABSTAIN” from voting. For Proposal 4 (approval of the Third Amendment and Restatement of the Farmland Partners Inc. 2014 Equity Incentive Plan), you may vote "FOR" or "AGAINST" this proposal or "ABSTAIN" from voting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side